UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2015

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

Effective June 25, 2015, STRATTEC SECURITY CORPORATION (the "Company") entered into a second amendment (the "STRATTEC Second Amendment") to its August 1, 2011 Credit Agreement, as amended by an Amendment No. 1 dated as of December 27, 2013 (collectively, the "STRATTEC Credit Agreement"), with BMO Harris Bank N.A., as lender.  The STRATTEC Second Amendment extends the term of the STRATTEC Credit Agreement through August 1, 2018 and increases the maximum borrowing availability under this secured revolving credit facility from $25 million to $30 million.

The STRATTEC Second Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, effective as of June 25, 2015, ADAC-STRATTEC, LLC, a majority owned subsidiary of the Company, entered into a second amendment (the "ADAC-STRATTEC Second Amendment") to its June 28, 2012 Credit Agreement, as amended by an Amendment No. 1 dated as of January 22, 2014 (collectively, the "ADAC-STRATTEC Credit Agreement"), with BMO Harris Bank N.A., as lender.  The ADAC-STRATTEC Second Amendment extends the term of the ADAC-STRATTEC Credit Agreement through August 1, 2018 and increases the maximum borrowing availability under this secured revolving credit facility from $5 million to $10 million.  As a result of the changes to the ADAC-STRATTEC Credit Agreement implemented by the ADAC-STRATTEC Second Amendment, this credit facility is now material to the Company.

The ADAC-STRATTEC Credit Agreement, along with the Amendment No. 1 thereto and the ADAC-STRATTEC Second Amendment are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and are each incorporated herein by reference.

Section 2 - Financial Information

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described above under Item 1.01, on June 25, 2015, the Company and the Company's majority owned subsidiary, ADAC-STRATTEC, LLC, entered into amendments to their credit agreements with BMO Harris Bank N.A. extending the term of each credit facility and increasing the maximum borrowing availability under each facility.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

  (d)   Exhibits

The following exhibits are filed herewith:

Exhibit 99.1 – Amendment No. 2 to Credit Agreement, dated as of June 25, 2015, between STRATTEC SECURITY CORPORATION and BMO Harris Bank N.A., as lender.

Exhibit 99.2 – Credit Agreement, dated as of June 28, 2012, between ADAC-STRATTEC, LLC and BMO Harris Bank N.A., as lender.

Exhibit 99.3 – Amendment No. 1 to Credit Agreement, dated as of January 22, 2014, between ADAC-STRATTEC, LLC and BMO Harris Bank N.A., as lender.

Exhibit 99.4 – Amendment No. 2 to Credit Agreement, dated as of June 25, 2015, between ADAC-STRATTEC, LLC and BMO Harris Bank N.A., as lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date:  June 25, 2015
By: _/s/ Patrick J. Hansen_____________________
       Patrick J. Hansen, Senior Vice President and
       Chief Financial Officer